SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2002

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-11084	39-1630919
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

N56 W17000 Ridgewood Drive

Menomonee Falls, WI 53051

(Address of principal executive offices)

Registrant’s telephone number, including area code: (262) 703-7000

Item 5.  Other Events.

On November 14, 2002, Kohl’s Corporation (the “Company”) issued a press release reporting the Company’s earnings for the third quarter and the nine months ended November 2, 2002.  The November 14, 2002 press release is attached hereto as an exhibit and is incorporated herein by reference.

Item 7.  Exhibits.

Exhibit No.

Description

99.1

Press Release dated November 14, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOHL’S CORPORATION

Date:  November 18, 2002

/s/ Richard D. Schepp

Richard D. Schepp

Executive Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated November 14, 2002.